Exhibit 99.1

Contact:	Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer
(502) 596-7734

KINDRED HEALTHCARE ANNOUNCES PLANNED DISPOSAL

OF TWO UNPROFITABLE HOSPITALS

LOUISVILLE, Ky. (September 12, 2008) – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced its plans to dispose of two unprofitable long-term acute care (“LTAC”) hospitals.

Last evening, the Company signed a definitive agreement to acquire for resale the real estate associated with the 79-bed Kindred Hospital Northeast - Braintree in Braintree, Massachusetts from the current lessor, Health Care REIT, Inc. (NYSE:HCN), for approximately $22.3 million. Upon completion of the transaction, the Company intends to close the hospital and sell the related real estate as soon as practicable.

The Company also is currently marketing Kindred Hospital Modesto in Modesto, California. The hospital operations have been closed but the Company continues to operate a co-located 64-bed skilled nursing unit.

These two facilities reported aggregate revenues of approximately $37 million and $18 million for the year ended December 31, 2007 and the six months ended June 30, 2008, respectively, while aggregate pretax operating losses associated with these facilities (including an asset impairment charge related to the Modesto facility of approximately $5.1 million recorded in the second quarter of 2008) approximated $8.0 million and $9.3 million for the same respective periods.

In the aggregate, the Company expects to report a pretax loss ranging from $35 million to $40 million in connection with these divestitures, including the write-off of approximately $15 million of intangible assets. Dependent upon the timing of certain events, the Company expects to report a substantial portion of the loss on sale in the third quarter of 2008 and the remainder, if any, in the fourth quarter of 2008.

For accounting purposes, the Company expects to classify the loss on sale and historical operating results of the Braintree hospital as continuing operations when it reports its third quarter operating results. In the fourth quarter of 2008, assuming that certain conditions have been met, the Company expects that the loss on sale and historical operating results of the Braintree hospital will be reclassified to discontinued operations. The asset impairment charge and historical operating results of the Modesto facility will be classified as discontinued operations in the third quarter of 2008.

“While our primary focus is continuing to improve the quality of our operations in each of our sites of service, we are also continuing our efforts to improve our financial results through the disposal of unprofitable or non-strategic assets,” said Paul J. Diaz, Kindred’s President and Chief Executive Officer. “These transactions will allow us to focus more management time and resources on our other more

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Kindred Healthcare Announces Planned Disposal of Two Unprofitable Hospitals

September 12, 2008

productive operations which should improve the quality of our services and promote better financial results as well. We are working with our patients and their families, as well as our employees, to ensure that these transactions are handled smoothly and that all patients are transferred to an appropriate healthcare setting.”

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect the Company’s plans or results include, without limitation, (a) changes in the reimbursement rates or the methods or timing of payment from third party payors, including the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for LTAC hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for the Company’s nursing centers; (b) the impact of the Medicare, Medicaid and SCHIP Extension Act of 2007, including the ability of the Company’s hospitals to adjust to potential LTAC certification and the three-year moratorium on future hospital development; (c) the Company’s ability to operate pursuant to the terms of its debt obligations and its master leases with Ventas, Inc. (NYSE:VTR); (d) the Company’s ability to meet its rental and debt service obligations; (e) the Company’s ability to attract and retain key executives and other healthcare personnel; (f) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel; (g) the effects of healthcare reform and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry; (h) failure of the Company’s facilities to meet applicable licensure and certification requirements; (i) national and regional economic conditions, including their effect on the availability and cost of labor, materials and other services; (j) the Company’s ability to control costs, particularly labor and employee benefit costs; (k) the Company’s ability to successfully pursue its development activities and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations; (l) the increase in the costs of defending and insuring against alleged professional liability claims and the Company’s ability to predict the estimated costs related to such claims; (m) the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability claims; (n) the further consolidation of managed care organizations and other third party payors; (o) the Company’s ability to successfully

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Kindred Healthcare Announces Planned Disposal of Two Unprofitable Hospitals

September 12, 2008

dispose of unprofitable facilities; (p) changes in generally accepted accounting principles or practices; and (q) the Company’s ability to maintain an effective system of internal controls over financial reporting. Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

About Kindred Healthcare

Kindred Healthcare, Inc. is a healthcare services company, based in Louisville, Kentucky, with annual revenues of over $4 billion and approximately 54,000 employees in 40 states. At June 30, 2008, Kindred through its subsidiaries provided healthcare services in 656 locations, including 83 long-term acute care hospitals, 228 skilled nursing centers and a contract rehabilitation services business, Peoplefirst rehabilitation services, which served 345 non-affiliated facilities. Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com.

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